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                                  Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 10, 2004 in the registration statement on Form SB-2/A - Amendment #3 of Coffee Holding Co., Inc. to be submitted to the Securities and Exchange Commission on or about February 22, 2005.


                                               /S/ LAZAR LEVINE & FELIX LLP
                                               ----------------------------
                                                   LAZAR LEVINE & FELIX LLP




New York, NY
February 22, 2005